UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2014
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 28, 2014, Middleburg Financial Corporation (the “Company”) and David L. Sokol entered into the Second Amendment to Stock Purchase Agreement (the “Second Amendment”), amending the Stock Purchase Agreement, dated March 27, 2009, as amended October 27, 2010, between the Company and Mr. Sokol (the “Agreement”). The Agreement provided, among other things, that the Company was obligated to prepare and file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, covering the resale of the shares of the Company’s common stock purchased by Mr. Sokol (i) upon receipt of a demand notice by Mr. Sokol during the five-year period ended March 27, 2014 or (ii) if Mr. Sokol does not deliver a demand notice, following the expiration of such five-year period. The Second Amendment amends the Agreement to (i) remove the requirement that the Company file a registration statement upon the expiration of such five-year period and (ii) extend indefinitely the period during which the Purchaser may submit a demand notice. The Second Amendment does not otherwise amend the Agreement.

The above summary of the Second Amendment is qualified in its entirety by the full text of the Second Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.02.    Results of Operations and Financial Condition.

On April 30, 2014, Middleburg Financial Corporation (the “Company”) issued a press release reporting its financial results for the period ended March 31, 2014. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 8.01.    Other Events.

On April 30, 2014, the Company announced the declaration of a cash dividend of $0.07 per share to shareholders of record on May 16, 2014, payable on May 30, 2014.

Item 9.01.    Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit No.	Description
10.1	Second amendment to stock purchase agreement, dated April 28, 2014, between Middleburg Financial Corporation and David L. Sokol.
99.1	Press release dated April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: April 30, 2014	By:	/s/ Gary R. Shook
Gary R. Shook
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second amendment to stock purchase agreement, dated April 28, 2014, between Middleburg Financial Corporation and David L. Sokol.
99.1	Press release dated April 30, 2014.